UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  July 29, 2008


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     Effective July 29, 2008, the Board of Directors of United States Steel Corporation ("U. S. Steel") elected David S. Sutherland as a Class II director, to serve until the next annual meeting of stockholders which is anticipated to be held on April 28, 2009. Mr. Sutherland was also elected as a member of the Compensation and Organization Committee and the Corporate Governance and Public Policy Committee. Mr. Sutherland retired from his position as President and Chief Executive Officer of Ipsco, Inc., a steel producer, in July of 2007, having served in that position since January 2002. Mr. Sutherland also serves as a director of GATX Corporation, listed on the New York Stock Exchange, Transfield Services Limited, listed on the Australian Stock Exchange and ZCL Composites Inc., listed on the Toronto Stock Exchange.

     Mr. Sutherland will participate in the standard non-employee director compensation arrangements described in the section entitled "Compensation of Directors" that is included in U. S. Steel's Proxy Statement filed with the Securities and Exchange Commission on March 14, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Senior Vice President & Controller



Dated:  July 30, 2008